Exhibit 10.6

UNSECURED PROMISSORY NOTE

$_________	Date _____________

FOR VALUE RECEIVED, the undersigned, INTREorg Systems Inc. (the “Maker”) a Texas corporation promises to pay to the order of ___________ (the “Payee”) an individual, at such place as Payee may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ___________ Dollars ($________) plus accrued interest on the terms and conditions hereinafter set forth.

This Note shall bear simple interest at a rate of six percent (6%) per year from the date hereof until paid in full.  The Note shall be due and payable One hundred and Eighty Days (180) days from the date hereof, at which time the Maker shall pay the principal and all interest accrued thereto.  Maker shall have the right to prepay this Note, in whole or in part, at any time without penalty. Maker’s payment of this note shall be unsecured, however, will carry a senior endebtedment position over all other unsecured notes the company has, or may have over the 180 day period, until maturity of the note.

ISSUANCE OF SHARES:  In connection with this Note, the Company shall issue to the Lender ______ shares of its common stock, par value $0.00 per share (the "Shares"). The Lender shall pay to the Company the par value of the Shares.  The Lender represents that the Lender is acquiring the Shares for investment for the Lender's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.  The Lender understands that the Shares have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein [the accredited investor rep elsewhere in the Note].  The Lender acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Lender understands that the Shares involve a high degree of risk, including those risk factors [attached hereto], and there can be no assurance the Lender will not lose all of the Lender's investment. The Lender agrees that each certificate representing the Shares (and any shares issued upon conversion of this Note or exercise of any warrants issued upon a default under this Note) shall bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

PIGGYBACK REGISTRATION RIGHTS. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investor) any of its stock, either for its own account or the account of a security holder or holders, under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or option agreements, an offering or sale of securities pursuant to a Form S-4 (or successor form) registration statement, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the "Registrable Securities" as such term is defined below), the Company shall, at such time, promptly give the Investor written notice of such registration.  Upon the written request of Investor given within ten (10) days after mailing of such notice by the Company, the Company shall, subject to the provisions of this Section, cause to be registered under the Securities Act all of the Registrable Securities that Investor has requested to be registered.  For purposes of this Section, Registrable Securities shall mean the Shares of Company common stock issued upon conversion of the Preferred Stock owner by Investor, to the extent such shares may not be resold under Rule 144 under the Securities Act or otherwise without registration.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section with respect to the Registrable Securities of Investor that Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of Investor's Registrable Securities.

The entire unpaid principal balance of this note shall immediately become due and payable, at the option of the Payee, upon the occurrence of either of the following events of default (each, an “Event of Default”): (a) Failure by Maker to pay all principal and interest hereunder as  and when the same becomes due and payable in accordance with the terms hereof, or (b) failure by Maker to comply with any other covenant hereunder and such failure continues for three (3) days after written notice of such failure.

In the event of Default specified above shall occur, Payee may proceed to protect and enforce its rights by suit in equity and/or by action at law or by other appropriate proceedings. No delay on the part of the Payee in the exercise of any power or right under this Note, or under any other instrument executed pursuant thereto shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right preclude further exercise thereof. Notwithstanding anything made hereunder shall be applied, at the option of Payee, first to costs of collection, then to interest, and then to principal.

It is hereby specially agreed that if this note is placed into the hands of an attorney for collection, or if provided, established, or collected in any court, Maker agrees to pay to Payee an amount equal to all expenses incurred in enforcing or collecting this Note, including court costs and reasonable attorneys’ fees.

Except for the notice expressly provided herein, the undersigned hereby waives presentment for payment, notice of nonpayment, demand, notice of demand, protest, notice of protest, diligence in collection, grace, and without further notice hereby consents to renewals, extensions, or partial payments either before or after maturity.

IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Loan Agreement.

Date:__________	$______________	__________________
	Bridge Loan Amt	Shares of Common Stock

	_______________________	U.S. Citizenship: Yes: ___ No: _____
Signature

	_______________________	_________________________
	Signature of Spouse	Name(s) of Owner(s) (Print)

	If Joint Ownership, Check one:	__________________________
Address of Primary Residence

	____ Joint Tenants, with	__________________________
	Rights of Survivorship	City State Zip

	____Tenants in Common	____________________________

	____Community Property	____________________________
Social Security Number(s) (or Tax Id No.)

2

Entity Lender

Name of Entity:  __________________________

By:           ___________________________
Name ____________________________
Title:_________________

SSN: _________________________

ACCEPTED BY INTREorg Systems, Inc.:

By:       ___________________________
Name:  ___________________________
Title:    ___________________________
Date:   ___________________________

3

EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT ("Agreement") is executed effective as of the ____ day of ____________, ______, by and between ___________, an Individual ("________") and INTREorg Systems, Inc., a Texas corporation ("ISI ").

A.           INTREorg Systems, Inc. as Maker owes to ___________ the following sums: (i) the original principal amount of ___________ dollars ($________) plus accrued interest pursuant to this certain Extension Agreement dated ___________ and that certain Promissory Note dated ______________ (the “___________”).

B.           INTREorg Systems, Inc. desires to extend the maturity of the Note and _________ is willing to do so on the terms of this Agreement.

C.           The parties hereto desire to enter into this Agreement and modify the Note in accordance with the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the recitals above, the parties hereto agree as follows:

1.           Maturity Date Extension.  INTREorg Systems, Inc. and _____________ agree that the maturity dates of the _____________ to _____________.

2.           Unpaid Balance. The parties hereto acknowledge and agree that there are no claims or offsets against the current unpaid principal and interest balance of the Note.

3.           Status of Note. This Agreement constitutes a modification of the Note only with respect to matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note shall remain in full force and effect. This Agreement shall not release INTREorg Systems, Inc. from any liability under the Note.

4.           Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

5.           Issuance of Shares. In connection with this Note Extension agreement, the Company shall issue to the Lender _______ shares of its common stock, par value $0.00 per share (the "Shares"). The Lender shall pay to the Company the par value of the Shares.  The Lender represents that the Lender is acquiring the Shares for investment for the Lender's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.  The Lender understands that the Shares have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein. The Lender acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Lender understands that the Shares involve a high degree of risk, and there can be no assurance the Lender will not lose all of the Lender's investment. The Lender agrees that each certificate representing the Shares (and any shares issued upon conversion of this Note or exercise of any warrants issued upon a default under this Note) shall bear a legend in substantially the following form:

1

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

6.           Piggyback Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investor) any of its stock, either for its own account or the account of a security holder or holders, under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or option agreements, an offering or sale of securities pursuant to a Form S-4 (or successor form) registration statement, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the "Registrable Securities" as such term is defined below), the Company shall, at such time, promptly give the Investor written notice of such registration.  Upon the written request of Investor given within ten (10) days after mailing of such notice by the Company, the Company shall, subject to the provisions of this Section, cause to be registered under the Securities Act all of the Registrable Securities that Investor has requested to be registered.  For purposes of this Section, Registrable Securities shall mean the Shares of Company common stock issued upon conversion of the Preferred Stock owner by Investor; to the extent such shares may not be resold under Rule 144 under the Securities Act or otherwise without registration. .  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section with respect to the Registrable Securities of Investor that Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of Investor's Registrable Securities in INTREorg Systems Inc..

7.           Time of the Essence. Time is of the essence for the performance by INTREorg Systems, Inc. of its obligations under the Note.

8.           Miscellaneous. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.  In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.  The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.

__________________________________

INTREorg Systems, Inc., a Texas corporation

By: ________________________________
__________________, President

2

EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT ("Agreement") is executed effective as of the _____ day of ____________, by and between ___________, an Individual ("Hendrix") and INTREorg Systems, Inc., a Texas corporation ("ISI ").

A.           INTREorg Systems, Inc. as Maker owes to ________ the following sums: (i) the original principal amount of ______________ dollars ($_________) (ii) accruing interest pursuant to this certain Extension Agreement dated ___________ and that certain Promissory Note dated _____________ (the “___________”) and (iii) ISI is paying the prior accrued interest for the ____________ in full.

B.           INTREorg Systems, Inc. desires to extend the maturity of the Note and ________ is willing to do so on the terms of this Agreement.

C.           The parties hereto desire to enter into this Agreement and modify the Note in accordance with the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the recitals above, the parties hereto agree as follows:

1.           Maturity Date Extension.  INTREorg Systems, Inc. and __________ agree that the maturity dates of the ______________ to _______________.

2.           Unpaid Balance. The parties hereto acknowledge and agree that there are no claims or offsets against the current unpaid principal of the Note.

3.           Status of Note. This Agreement constitutes a modification of the Note only with respect to matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note shall remain in full force and effect. This Agreement shall not release INTREorg Systems, Inc. from any liability under the Note.

4.           Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

5.           Time of the Essence. Time is of the essence for the performance by INTREorg Systems, Inc. of its obligations under the Note.

6.           Miscellaneous. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.  In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.  The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.

________________________________

INTREorg Systems, Inc., a Texas corporation

By: ________________________________
Russell K. Boyd, Director